SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018
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CAPITAL PROPERTIES, INC.
(Exact name of registrant as specified in its charter)
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Rhode Island
(State or other jurisdiction of incorporation)

001-08499	05-0386287
(Commission File Number)	(IRS Employer Identification Number)

5 Steeple Street, Unit 33
Providence, R.I. 02903
 (Address of principal executive offices)

(401) 435-7171
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
     CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
     CFR 240.13e-4(c))

Item 1.01.	Amendment to Material Agreement

On May 18, 2018 Capital Properties, Inc. and Metropark, Inc. entered into an amendment to the Lease, dated January 1, 2017, effective January 1, 2018, increasing the base rent $51,776 per month to $57,776 and requiring that the calculation of percentage rent be made on a per lot basis.

Item 9.01 Financial Statements and Exhibits

b. Exhibits

10. Amendment to Lease, dated January 1, 2107 between Capital Properties, Inc. and Metropark, Inc, dated May 18, 2018 effective as of January 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL PROPERTIES, INC.

Date: May , 2018	By: /s/ Stephen J. Carlotti
Stephen J. Carlotti
Secretary